Exhibit 1
                                  _________

                Directors, Executive Officers and Trustees of
               Metrocall, Inc. and The Henry L. Hillman Trust
               ______________________________________________

Set forth below, with respect to each Director, Executive Officer and Trustee is the following: (a) name; (b) business address; (c) principal occupation; and (d) citizenship.

DIRECTORS AND EXECUTIVE OFFICERS OF METROCALL, INC.:

1.              (a)      Vincent Kelly
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Chief Financial Officer, Vice President,
                         Treasurer and Director
                         Metrocall, Inc.
                (d)      United States

2.              (a)      William Collins, III
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      President, Chief Executive Officer,
                         Director and Vice Chairman of the Board
                         Metrocall, Inc.
                (d)      United States

3.              (a)      Steven Jacoby
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Chief Operating Officer,
                         Vice President and Director,
                         Metrocall, Inc.
                (d)      United States

4.              (a)      Suzanne S. Brock
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Secretary and Director,
                         Metrocall, Inc.
                (d)      United States

5.              (a)      Richard M. Johnston
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Chairman of the Board and Director,
                         Metrocall, Inc.;
                         Vice President for Investments,
                         The Hillman Company
                (d)      United States

6.              (a)      Harry L. Brock, Jr.
                (b)      Metrocall, Inc.


       2 of 3
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Director,
                         Metrocall, Inc.
                (d)      United States


7.              (a)      Francis A. Martin, III
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Director,
                         Metrocall, Inc.;
                         Chairman of the Board, President,
                         and Chief Executive Officer,
                         U.S. Media Holdings, Inc.
                (d)      United States

8.              (a)      Ronald V. Aprahamian
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Director,
                         Metrocall, Inc.;
                         Chairman and Chief Executive Officer,
                         The Compucare Company
                (d)      United States

9.              (a)      Christopher A. Kidd
                (b)      Metrocall, Inc.
                         6677 Richmond Highway
                         Alexandria, VA 22306
                (c)      Director,
                         Metrocall, Inc.
                (d)      United States
       3 of 3

TRUSTEES OF THE HENRY L. HILLMAN TRUST (PENNSYLVANIA):

1.              (a)      Henry L. Hillman
                (b)      The Henry L. Hillman Trust
                         2000 Grant Building
                         Pittsburgh, PA 15219
                (c)      Trustee,
                         The Henry L. Hillman Trust
                (d)      United States

2.              (a)      Elsie Hilliard Hillman
                (b)      The Henry L. Hillman Trust
                         2000 Grant Building
                         Pittsburgh, PA 15219
                (c)      Trustee,
                         The Henry L. Hillman Trust
                (d)      United States

3.              (a)      C.F. Grefenstette
                (b)      The Henry L. Hillman Trust
                         2000 Grant Building
                         Pittsburgh, PA 15219
                (c)      Chief Executive Officer,
                         Chairman of the Board and
                         Director of the Hillman Company;
                         Trustee, The Henry L. Hillman Trust
                (d)      United States